BLACKROCK SERIES FUND, INC.

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 21, 2013 to the

Prospectus of each Fund

Effective immediately, each Fund’s Prospectus is amended to add the following to the section entitled “Management of the Funds — Valuation of Fund Investments”:

Each business day, the Funds’ net asset values are transmitted electronically to the Insurance Companies that use the Funds as underlying investment options for Contracts.

Shareholders should retain this Supplement for future reference.

PRO-19057VAR-1013SUP